CONVERTIBLE DEBT (Tables)	12 Months Ended
Dec. 31, 2023
CONVERTIBLE DEBT
Schedule of Convertible Debt Activity
	2023	2022

Beginning balance convertible notes	$100,000	$640,000
New notes		-
Payments	(100,000)	(525,000)
Conversion to common stock		(15,000)
Subtotal notes	-	100,000
Debt discount at year end	-	-
Convertible note payable, net of discount	$-	$100,000

Summary of Derivative Liabilities
Amount
Balance on January 1, 2022	$45,665
Issuances to debt discount	-
Reduction of derivative related to conversions	(11,629)
Change in fair value of derivative liabilities	20,257
Balance on December 31, 2022	54,293
Reduction of derivative related to conversions	(50,909)
Change in fair value of derivative liabilities	(3,384)
Balance on December 31, 2023	$-
	December 31,	December 31,
	2023	2022
Dividend yield	-	0%
Expected volatility	-	87.9%-157.2
Risk free interest rate	-	1.46%-3.75
Contractual terms (in years)	-	1.25 - 0.75